CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to Registration Statement No. 333-153085 on Form N-6 of our report dated February 24, 2020, relating to the financial statements and financial highlights of Pacific Select Exec Separate Account of Pacific Life & Annuity Company, comprised of Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, High Yield Bond Class I, Inflation Managed Class I, Inflation Strategy Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Comstock Class I, Developing Growth Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Main Street® Core Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Advantage Class I, Emerging Markets Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, Currency Strategies Class I, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix — Growth Class I, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, PSF DFA Balanced Allocation Class D, Invesco Oppenheimer V.I. Global Series II (formerly Oppenheimer Global/VA Service Shares), Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, BlackRock® Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Blackrock 60/40 Target Allocation ETF V.I. Class I, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2015 PortfolioSM Service Class 2, Fidelity VIP Freedom 2020 PortfolioSM Service Class 2, Fidelity VIP Freedom 2025 PortfolioSM Service Class 2, Fidelity VIP Freedom 2030 PortfolioSM Service Class 2, Fidelity VIP Freedom 2035 PortfolioSM Service Class 2, Fidelity VIP Freedom 2045 PortfolioSM Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 2, Templeton Global Bond VIP Class 2, Janus Henderson Enterprise Service Shares, Janus Henderson Overseas Service Shares, Lazard Retirement Global Dynamic Multi-Asset Service Shares, ClearBridge Variable Aggressive Growth - Class II, ClearBridge Variable Mid Cap - Class II, Western Asset Variable Global High Yield Bond - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, M Capital Appreciation (formerly Variable Account III), M International Equity (formerly Variable Account I), M Large Cap Growth (formerly Variable Account II), M Large Cap Value (formerly Variable Account V), MFS® New Discovery Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, PIMCO Global Multi-Asset Managed Allocation - Advisor Class, PIMCO Income-Administrative Class, Royce Micro-Cap Service Class, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth - II, T. Rowe Price Equity Income - II and VanEck VIP Global Hard Assets Initial Class (collectively, the “Variable Accounts”), appearing in the Statements of Additional Information, which are part of such Registration Statement, and to the reference to us as “experts” under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 17, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to Registration Statement No. 333-153085 on Form N-6 of our report dated March 23, 2020 related to the consolidated financial statements of Pacific Life & Annuity Company as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us as “experts” under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 17, 2020